POWER OF ATTORNEY

                       FIRST INVESTORS TAX EXEMPT FUNDS

FIRST INVESTORS TAX EXEMPT FUNDS, a Delaware business trust (the "Fund"), and each of its undersigned officers and trustees hereby nominates, constitutes and appoints Kathryn S. Head and Larry R. Lavoie (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Fund's registration statement on Form N-1A and any and all amendments to such registration statement of the Fund, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of the shares of beneficial interest of the Fund, such registration statement and any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned officers and trustees itself/themselves might or could do.

FIRST INVESORS TAX EXEMPT FUNDS has caused this power of attorney to be executed in its name by its President, and attested by its Treasurer, and the undersigned officers and trustees have hereunto set their hands on this 23 day of January 2006.


                                    FIRST INVESTORS TAX EXEMPT FUNDS


                                    By:  /s/ Kathryn S. Head
                                         -------------------------------
                                             Kathryn S. Head
                                             President


ATTEST:


/s/ Joseph I. Benedek
--------------------------
Joseph I. Benedek
Treasurer



[Signatures Continued on Next Page]

           Signature                      Title
           ---------                      -----


/s/ Charles R. Barton III                Trustee
-----------------------------
Charles R. Barton III


/s/ Stefan L. Geiringer                  Trustee
-----------------------------
Stefan L. Geiringer


/s/ Robert M. Grohol                     Trustee
-----------------------------
Robert M. Grohol


/s/ Arthur M. Scutro, Jr.                Trustee
-----------------------------
Arthur M. Scutro, Jr.


/s/ James M. Srygley                     Trustee
-----------------------------
James M. Srygley


/s/ Robert F. Wentworth                  Trustee
-----------------------------
Robert F. Wentworth


/s/ Kathryn S. Head                      Trustee and President
-----------------------------
Kathyrn S. Head


/s/ John T. Sullivan                     Trustee
-----------------------------
John T. Sullivan